Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

FINANCIAL SERVICES BUSINESSES

Fourth Quarter 2012

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc., including its Closed Block Business. All financial information in this document is unaudited.

February 6, 2013

i

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

ii

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

This quarterly financial supplement reflects, for all periods presented, the following:

A discretionary change in accounting principle related to the Company’s pension plans. Under the revised accounting principle, the market related value of a plan’s fixed income assets used to calculate net periodic benefit cost is now reflected annually at fair value. The prior method calculated the market related value by recognizing changes in the fair value of a plan’s fixed income assets in a systematic and rational manner over 5 years. The Company adopted this revised accounting principle in the fourth quarter of 2012 with retrospective application for prior periods.

Results of the majority of the company’s international investments operations, formerly included in the International Insurance segment, have been reclassified and included in the Asset Management segment. This reflects the Company’s decision to align the management of these businesses.

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Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2011	2012
2012	2011			4Q	1Q	2Q	3Q	4Q

			Financial Services Businesses:
			Pre-tax adjusted operating income (loss) by division:
2,180	2,038	7%	U.S. Retirement Solutions and Investment Management Division	769	705	304	503	668
400	645	-38%	U.S. Individual Life and Group Insurance Division	180	72	94	147	87
2,704	2,263	19%	International Insurance Division	502	597	678	782	647
(1,335)	(1,110)	-20%	Corporate and other operations	(285)	(326)	(225)	(413)	(371)

3,949	3,836	3%	Total pre-tax adjusted operating income	1,166	1,048	851	1,019	1,031
991	991	0%	Income taxes, applicable to adjusted operating income	311	283	205	270	233

2,958	2,845	4%	Financial Services Businesses after-tax adjusted operating income	855	765	646	749	798

			Reconciling items:
(2,809)	847	-432%	Realized investment gains (losses), net, and related charges and adjustments	(596)	(1,838)	2,030	(1,303)	(1,698)
610	223	174%	Investment gains on trading account assets supporting insurance liabilities, net	53	234	4	264	108
(540)	(123)	-339%	Change in experience-rated contractholder liabilities due to asset value changes	(47)	(246)	54	(254)	(94)
(597)	101	-691%	Divested businesses	52	4	24	(685)	60
(1)	(189)	99%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	12	5	8	(40)	26

(3,337)	859	-488%	Total reconciling items, before income taxes	(526)	(1,841)	2,120	(2,018)	(1,598)
(808)	429	-288%	Income taxes, not applicable to adjusted operating income	(186)	(113)	536	(623)	(608)

(2,529)	430	-688%	Total reconciling items, after income taxes	(340)	(1,728)	1,584	(1,395)	(990)

429	3,275	-87%	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	515	(963)	2,230	(646)	(192)
(18)	110	-116%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(7)	(4)	(9)	20	(25)

411	3,385	-88%	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	508	(967)	2,221	(626)	(217)
78	72	8%	Earnings attributable to noncontrolling interests	8	11	15	25	27

489	3,457	-86%	Income from continuing operations (after-tax) of Financial Services Businesses	516	(956)	2,236	(601)	(190)
17	35	-51%	Income (loss) from discontinued operations, net of taxes	14	7	8	(1)	3

506	3,492	-86%	Net income (loss) of Financial Services Businesses	530	(949)	2,244	(602)	(187)
78	72	8%	Less: Income attributable to noncontrolling interests	8	11	15	25	27

428	3,420	-87%	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	522	(960)	2,229	(627)	(214)

10.8%	10.6%		Operating Return on Average Equity (based on adjusted operating income)	12.2%	11.4%	9.5%	10.6%	11.6%

			Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
428	3,420		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	522	(960)	2,229	(627)	(214)
41	146		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	82	21	(5)	43	(18)

469	3,566		Consolidated net income (loss) attributable to Prudential Financial, Inc.	604	(939)	2,224	(584)	(232)

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2011	2012
2012	2011		4Q	1Q	2Q	3Q	4Q

		Earnings per share of Common Stock (diluted): (1)
6.27	5.83	Financial Services Businesses after-tax adjusted operating income	1.78	1.61	1.38	1.59	1.69

		Reconciling items:
(5.94)	1.73	Realized investment gains (losses), net, and related charges and adjustments	(1.25)	(3.85)	4.29	(2.76)	(3.61)
1.29	0.46	Investment gains on trading account assets supporting insurance liabilities, net	0.11	0.49	0.01	0.56	0.23
(1.14)	(0.25)	Change in experience-rated contractholder liabilities due to asset value changes	(0.10)	(0.52)	0.11	(0.54)	(0.20)
(1.26)	0.21	Divested businesses	0.11	0.01	0.05	(1.45)	0.13
0.05	(0.01)	Difference in earnings allocated to participating unvested share-based payment awards	—	0.02	(0.03)	0.02	—

(7.00)	2.14	Total reconciling items, before income taxes	(1.13)	(3.85)	4.43	(4.17)	(3.45)
(1.64)	1.05	Income taxes, not applicable to adjusted operating income	(0.40)	(0.20)	1.14	(1.24)	(1.28)

(5.36)	1.09	Total reconciling items, after income taxes	(0.73)	(3.65)	3.29	(2.93)	(2.17)

0.91	6.92	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.05	(2.04)	4.67	(1.34)	(0.48)
0.03	0.07	Income from discontinued operations, net of taxes	0.03	0.01	0.02	—	—

0.94	6.99	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.08	(2.03)	4.69	(1.34)	(0.48)

465.6	480.2	Weighted average number of outstanding Common shares (basic)	469.2	469.2	466.1	464.4	462.6
473.2	488.7	Weighted average number of outstanding Common shares (diluted) (2)	477.0	477.5	473.5	471.8	469.9

20	24	Direct equity adjustments for earnings per share calculation	(1)	8	8	4	—
17	17	Earnings related to interest, net of tax, on exchangeable surplus notes (2)	4	4	5	4	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
29	38	Financial Services Businesses after-tax adjusted operating income	11	8	6	8	7
7	45	Income from continuing operations (after-tax) of Financial Services Businesses	9	—	21	—	7

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended March 31, 2012, September 30, 2012, and December 31, 2012 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment.
(2)	In calculating diluted earnings per share under the if-converted method, the potential shares that would be issued related to the exchangeable surplus notes assuming a hypothetical exchange, weighted for the period the notes are outstanding, is added to the denominator, and interest expense, net of tax, is added to the numerator, if the overall effect is dilutive. For the twelve months ended December 31, 2012, the hypothetical impact of these shares was antidilutive and therefore excluded from the diluted earnings per share calculation for GAAP measures. The weighted average number of outstanding common shares used in the diluted earnings per share calculation for the twelve months ended December 31, 2012 for GAAP measures is 468.1 million.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2011	2012
2012	2011		4Q	1Q	2Q	3Q	4Q

		Financial Services Businesses Capitalization Data (1):
		Senior Debt:
		Short-term debt	2,336	3,655	3,226	3,013	2,409
		Long-term debt	21,353	21,110	21,030	19,576	18,460
		Junior Subordinated Long-Term Debt	1,519	1,519	1,519	2,519	4,594

		Attributed Equity:
		Including accumulated other comprehensive income	32,817	33,527	36,593	37,189	37,078
		Excluding total accumulated other comprehensive income	27,740	26,637	28,687	27,976	27,088

		Total Capitalization:
		Including accumulated other comprehensive income	55,689	56,156	59,142	59,284	60,132
		Excluding total accumulated other comprehensive income	50,612	49,266	51,236	50,071	50,142

		Book value per share of Common Stock:
		Including accumulated other comprehensive income	69.07	70.84	78.14	79.63	79.19
		Excluding total accumulated other comprehensive income	58.39	56.28	61.26	59.91	57.86

		Number of diluted shares at end of period (2)	475.1	473.3	468.3	467.0	468.2

		Common Stock Price Range (based on closing price):
64.65	67.32	High	57.32	64.65	64.50	58.63	59.89
44.74	43.91	Low	43.91	51.30	44.74	45.46	48.74
53.33	50.12	Close	50.12	63.39	48.43	54.51	53.33

		Common Stock market capitalization (1)	23,456	29,667	22,472	25,184	24,692

(1)	As of end of period.
(2)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the anti-dilutive impact of conversion at $98.78 per share.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

OPERATIONS HIGHLIGHTS

Year-to-date			2011	2012
2012	2011		4Q	1Q	2Q	3Q	4Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	271.8	286.1	289.2	303.1	313.7
		Retail customers	119.3	125.1	131.7	133.9	138.7
		General account	326.7	321.3	331.4	340.7	374.6

		Total Investment Management and Advisory Services	717.8	732.5	752.3	777.7	827.0
		Non-proprietary assets under management	152.2	176.8	176.2	193.0	196.8

		Total managed by U.S. Retirement Solutions and Investment Management Division	870.0	909.3	928.5	970.7	1,023.8
		Managed by U.S. Individual Life and Group Insurance Division	13.8	14.8	13.6	13.7	16.4
		Managed by International Insurance Division	16.9	18.8	19.0	20.5	20.1

		Total assets under management	900.7	942.9	961.1	1,004.9	1,060.3
		Client assets under administration	85.7	89.2	87.1	88.4	91.9

		Total assets under management and administration	986.4	1,032.1	1,048.2	1,093.3	1,152.2

		Assets managed or administered for customers outside of the United States at end of period	208.9	214.6	223.0	237.3	243.8

		Distribution Representatives (1):
		Prudential Agents	2,529	2,603	2,607	2,662	2,615
		International Life Planners	6,792	6,819	6,806	6,929	7,058
		Gibraltar Life Consultants	12,791	12,219	12,031	11,683	11,333

55	54	Prudential Agent productivity ($ thousands)	64	45	54	58	64

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Year-to-date		% Change		2011	2012
2012	2011			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
62,083	21,038	195%	Premiums	5,546	5,980	6,695	8,263	41,145
4,597	4,032	14%	Policy charges and fee income	1,033	1,078	1,085	1,251	1,183
10,370	9,803	6%	Net investment income	2,522	2,500	2,526	2,631	2,713
4,083	4,060	1%	Asset management fees, commissions and other income	1,034	937	941	1,107	1,098

81,133	38,933	108%	Total revenues	10,135	10,495	11,247	13,252	46,139

			Benefits and Expenses (1):
60,900	19,919	206%	Insurance and annuity benefits	4,946	5,484	6,404	8,229	40,783
3,804	3,756	1%	Interest credited to policyholders’ account balances	953	948	971	941	944
1,243	1,163	7%	Interest expense	299	308	311	311	313
(3,534)	(3,027)	-17%	Deferral of acquisition costs	(761)	(809)	(911)	(882)	(932)
1,966	1,565	26%	Amortization of acquisition costs	378	406	513	466	581
12,805	11,721	9%	General and administrative expenses	3,154	3,110	3,108	3,168	3,419

77,184	35,097	120%	Total benefits and expenses	8,969	9,447	10,396	12,233	45,108

3,949	3,836	3%	Adjusted operating income before income taxes	1,166	1,048	851	1,019	1,031

			Reconciling items:
(3,666)	2,503	-246%	Realized investment gains (losses), net, and related adjustments	(672)	(2,716)	3,058	(1,951)	(2,057)
857	(1,656)	152%	Related charges	76	878	(1,028)	648	359

(2,809)	847	-432%	Total realized investment gains (losses), net, and related charges and adjustments	(596)	(1,838)	2,030	(1,303)	(1,698)

610	223	174%	Investment gains on trading account assets supporting insurance liabilities, net	53	234	4	264	108
(540)	(123)	-339%	Change in experience-rated contractholder liabilities due to asset value changes	(47)	(246)	54	(254)	(94)
(597)	101	-691%	Divested businesses	52	4	24	(685)	60
(1)	(189)	99%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	12	5	8	(40)	26

(3,337)	859	-488%	Total reconciling items, before income taxes	(526)	(1,841)	2,120	(2,018)	(1,598)

612	4,695	-87%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	640	(793)	2,971	(999)	(567)
183	1,420	-87%	Income tax expense (benefit)	125	170	741	(353)	(375)

429	3,275	-87%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	515	(963)	2,230	(646)	(192)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

COMBINED BALANCE SHEETS - FINANCIAL SERVICES BUSINESSES

(in millions)

	12/31/2011	03/31/2012	06/30/2012	09/30/2012	12/31/2012

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $197,784; $195,582; $202,699; $208,474; $236,517)	208,132	208,419	217,232	226,015	254,917
Fixed maturities, held to maturity, at amortized cost (fair value $5,354; $5,006; $5,041; $5,018; $4,511)	5,107	4,775	4,771	4,720	4,268
Trading account assets supporting insurance liabilities, at fair value	19,481	19,679	19,729	20,132	20,590
Other trading account assets, at fair value	5,228	4,860	5,349	5,610	6,053
Equity securities, available for sale, at fair value (cost $4,165; $4,041; $4,188; $4,253; $4,302)	4,413	4,629	4,651	4,821	5,052
Commercial mortgage and other loans	26,391	26,205	26,643	27,057	27,125
Policy loans	6,263	6,191	6,291	6,551	6,455
Other long-term investments	5,830	5,517	5,655	6,133	8,016
Short-term investments	8,593	7,196	8,253	7,825	5,186

Total investments	289,438	287,471	298,574	308,864	337,662
Cash and cash equivalents	13,201	12,980	13,390	13,102	17,546
Accrued investment income	2,177	2,147	2,180	2,230	2,534
Deferred policy acquisition costs	12,056	13,008	12,612	13,250	13,688
Value of business acquired	3,845	3,553	3,510	3,516	3,248
Other assets	11,903	12,109	11,496	11,901	11,376
Separate account assets	218,380	236,567	235,268	247,510	253,254

Total assets	551,000	567,835	577,030	600,373	639,308

Liabilities:
Future policy benefits	119,248	116,721	123,555	132,209	165,212
Policyholders’ account balances	129,074	128,038	128,423	130,227	128,987
Securities sold under agreements to repurchase	3,118	3,806	4,656	4,662	3,436
Cash collateral for loaned securities	2,254	2,226	2,247	2,442	2,864
Income taxes	6,993	8,097	9,081	9,323	9,058
Senior short-term debt	2,336	3,655	3,226	3,013	2,409
Senior long-term debt	21,353	21,110	21,030	19,576	18,460
Junior subordinated long-term debt	1,519	1,519	1,519	2,519	4,594
Notes issued by consolidated variable interest entities	524	537	537	636	1,577
Other liabilities	12,796	11,436	10,286	10,376	11,663
Separate account liabilities	218,380	236,567	235,268	247,510	253,254

Total liabilities	517,595	533,712	539,828	562,493	601,514

Attributed Equity:
Accumulated other comprehensive income	5,077	6,890	7,906	9,213	9,990
Other attributed equity	27,740	26,637	28,687	27,976	27,088

Total attributed equity	32,817	33,527	36,593	37,189	37,078

Noncontrolling Interest	588	596	609	691	716

Total Equity	33,405	34,123	37,202	37,880	37,794

Total liabilities and equity	551,000	567,835	577,030	600,373	639,308

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Quarter Ended December 31, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations

Revenues (1):
Premiums	41,145	31,979	1,274	7,901	(9)
Policy charges and fee income	1,183	598	439	156	(10)
Net investment income	2,713	1,096	408	1,105	104
Asset management fees, commissions and other income	1,098	1,121	117	47	(187)

Total revenues	46,139	34,794	2,238	9,209	(102)

Benefits and Expenses (1):
Insurance and annuity benefits	40,783	32,292	1,411	7,068	12
Interest credited to policyholders’ account balances	944	531	146	271	(4)
Interest expense	313	33	83	2	195
Deferral of acquisition costs	(932)	(233)	(199)	(518)	18
Amortization of acquisition costs	581	166	80	350	(15)
General and administrative expenses	3,419	1,337	630	1,389	63

Total benefits and expenses	45,108	34,126	2,151	8,562	269

Adjusted operating income (loss) before income taxes	1,031	668	87	647	(371)

	Quarter Ended December 31, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations

Revenues (1):
Premiums	5,546	257	1,276	4,018	(5)
Policy charges and fee income	1,033	512	384	146	(9)
Net investment income	2,522	1,011	389	1,018	104
Asset management fees, commissions and other income	1,034	1,081	104	(4)	(147)

Total revenues	10,135	2,861	2,153	5,178	(57)

Benefits and Expenses (1):
Insurance and annuity benefits	4,946	416	1,367	3,175	(12)
Interest credited to policyholders’ account balances	953	549	135	276	(7)
Interest expense	299	35	73	—	191
Deferral of acquisition costs	(761)	(240)	(85)	(450)	14
Amortization of acquisition costs	378	98	49	240	(9)
General and administrative expenses	3,154	1,234	434	1,435	51

Total benefits and expenses	8,969	2,092	1,973	4,676	228

Adjusted operating income (loss) before income taxes	1,166	769	180	502	(285)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

FINANCIAL SERVICES BUSINESSES COMBINING STATEMENTS OF OPERATIONS - BY DIVISION

(in millions)

	Twelve Months Ended December 31, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	62,083	32,504	5,128	24,484	(33)
Policy charges and fee income	4,597	2,282	1,756	597	(38)
Net investment income	10,370	4,080	1,619	4,268	403
Asset management fees, commissions and other income	4,083	4,110	465	237	(729)

Total revenues	81,133	42,976	8,968	29,586	(397)

Benefits and Expenses (1):
Insurance and annuity benefits	60,900	33,890	5,769	21,105	136
Interest credited to policyholders’ account balances	3,804	2,147	557	1,122	(22)
Interest expense	1,243	144	323	3	773
Deferral of acquisition costs	(3,534)	(1,091)	(491)	(2,024)	72
Amortization of acquisition costs	1,966	411	424	1,173	(42)
General and administrative expenses	12,805	5,295	1,986	5,503	21

Total benefits and expenses	77,184	40,796	8,568	26,882	938

Adjusted operating income (loss) before income taxes	3,949	2,180	400	2,704	(1,335)

	Twelve Months Ended December 31, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	21,038	901	5,144	15,015	(22)
Policy charges and fee income	4,032	2,043	1,472	552	(35)
Net investment income	9,803	4,086	1,553	3,754	410
Asset management fees, commissions and other income	4,060	4,010	337	246	(533)

Total revenues	38,933	11,040	8,506	19,567	(180)

Benefits and Expenses (1):
Insurance and annuity benefits	19,919	2,070	5,618	12,085	146
Interest credited to policyholders’ account balances	3,756	2,285	527	978	(34)
Interest expense	1,163	139	214	1	809
Deferral of acquisition costs	(3,027)	(1,093)	(317)	(1,684)	67
Amortization of acquisition costs	1,565	602	141	880	(58)
General and administrative expenses	11,721	4,999	1,678	5,044	—

Total benefits and expenses	35,097	9,002	7,861	17,304	930

Adjusted operating income (loss) before income taxes	3,836	2,038	645	2,263	(1,110)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

FINANCIAL SERVICES BUSINESSES COMBINING BALANCE SHEETS - BY DIVISION

(in millions)

	As of December 31, 2012
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	337,662	124,654	36,648	164,144	12,216
Deferred policy acquisition costs	13,688	4,036	3,298	6,589	(235)
Other assets	34,704	13,958	6,422	11,506	2,818
Separate account assets	253,254	214,416	39,757	1,555	(2,474)

Total assets	639,308	357,064	86,125	183,794	12,325

Liabilities:
Future policy benefits	165,212	54,799	10,252	96,874	3,287
Policyholders’ account balances	128,987	56,282	18,518	54,172	15
Debt	25,463	4,969	8,428	38	12,028
Other liabilities	28,598	9,308	5,172	13,016	1,102
Separate account liabilities	253,254	214,416	39,757	1,555	(2,474)

Total liabilities	601,514	339,774	82,127	165,655	13,958

Attributed Equity:
Accumulated other comprehensive income (loss)	9,990	2,541	1,728	7,359	(1,638)
Other attributed equity	27,088	14,023	2,270	10,776	19

Total attributed equity	37,078	16,564	3,998	18,135	(1,619)

Noncontrolling Interest	716	726	—	4	(14)

Total Equity	37,794	17,290	3,998	18,139	(1,633)

Total liabilities and equity	639,308	357,064	86,125	183,794	12,325

	As of December 31, 2011
	Total Financial Services Businesses	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	289,438	97,052	33,282	148,900	10,204
Deferred policy acquisition costs	12,056	2,587	3,324	6,141	4
Other assets	31,126	9,589	4,546	12,369	4,622
Separate account assets	218,380	183,785	35,665	1,118	(2,188)

Total assets	551,000	293,013	76,817	168,528	12,642

Liabilities:
Future policy benefits	119,248	20,451	9,441	87,199	2,157
Policyholders’ account balances	129,074	57,878	16,806	54,908	(518)
Debt	25,208	4,722	7,047	—	13,439
Other liabilities	25,685	10,375	3,623	10,286	1,401
Separate account liabilities	218,380	183,785	35,665	1,118	(2,188)

Total liabilities	517,595	277,211	72,582	153,511	14,291

Attributed Equity:
Accumulated other comprehensive income (loss)	5,077	2,027	1,333	3,128	(1,411)
Other attributed equity	27,740	13,143	2,902	11,846	(151)

Total attributed equity	32,817	15,170	4,235	14,974	(1,562)

Noncontrolling Interest	588	632	—	43	(87)

Total Equity	33,405	15,802	4,235	15,017	(1,649)

Total liabilities and equity	551,000	293,013	76,817	168,528	12,642

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

SHORT-TERM AND LONG-TERM DEBT

(in millions)

	As of December 31, 2012				As of December 31, 2011
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Financial Services Businesses
Borrowings by use of proceeds:
Capital Debt	668	5,381	4,594	10,643	450	9,255	1,519	11,224
Operating Debt - Investment related	1,258	9,203	—	10,461	926	7,971	—	8,897
Operating Debt - Specified businesses	483	3,876	—	4,359	960	4,127	—	5,087
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	2,409	18,460	4,594	25,463	2,336	21,353	1,519	25,208

Closed Block Business
Investment related	—	—	—	—	—	—	—	—
Limited recourse and non-recourse borrowing	75	1,675	—	1,750	—	1,750	—	1,750

Total debt	75	1,675	—	1,750	—	1,750	—	1,750

	As of December 31, 2012				As of December 31, 2011
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Financial Services Businesses
Borrowings by sources:
Capital Debt	9,149	1,042	452	10,643	9,662	1,040	522	11,224
Operating Debt - Investment related	6,955	293	3,213	10,461	4,970	710	3,217	8,897
Operating Debt - Specified businesses	2,740	1,468	151	4,359	3,920	1,157	10	5,087
Limited recourse and non-recourse borrowing	—	—	—	—	—	—	—	—

Total debt - Financial Services Businesses	18,844	2,803	3,816	25,463	18,552	2,907	3,749	25,208

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $940 million of Surplus Notes for December 31, 2012 and December 31, 2011 respectively.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2011	2012
2012	2011			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
32,504	901	3508%	Premiums	257	116	248	161	31,979
2,282	2,043	12%	Policy charges and fee income	512	544	556	584	598
4,080	4,086	0%	Net investment income	1,011	999	983	1,002	1,096
4,110	4,010	2%	Asset management fees, commissions and other income	1,081	973	929	1,087	1,121

42,976	11,040	289%	Total revenues	2,861	2,632	2,716	2,834	34,794

			Benefits and Expenses (1):
33,890	2,070	1537%	Insurance and annuity benefits	416	251	611	736	32,292
2,147	2,285	-6%	Interest credited to policyholders’ account balances	549	544	568	504	531
144	139	4%	Interest expense	35	35	39	37	33
(1,091)	(1,093)	0%	Deferral of acquisition costs	(240)	(265)	(288)	(305)	(233)
411	602	-32%	Amortization of acquisition costs	98	97	168	(20)	166
5,295	4,999	6%	General and administrative expenses	1,234	1,265	1,314	1,379	1,337

40,796	9,002	353%	Total benefits and expenses	2,092	1,927	2,412	2,331	34,126

2,180	2,038	7%	Adjusted operating income before income taxes	769	705	304	503	668

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Twelve Months Ended December 31, 2012				Quarter Ended December 31, 2012
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	32,504	102	32,402	—	31,979	24	31,955	—
Policy charges and fee income	2,282	2,080	202	—	598	549	49	—
Net investment income	4,080	770	3,203	107	1,096	185	880	31
Asset management fees, commissions and other income	4,110	1,031	788	2,291	1,121	281	200	640

Total revenues	42,976	3,983	36,595	2,398	34,794	1,039	33,084	671

Benefits and Expenses (1):
Insurance and annuity benefits	33,890	573	33,317	—	32,292	55	32,237	—
Interest credited to policyholders’ account balances	2,147	452	1,695	—	531	121	410	—
Interest expense	144	109	20	15	33	24	5	4
Deferral of acquisition costs	(1,091)	(1,016)	(49)	(26)	(233)	(200)	(27)	(6)
Amortization of acquisition costs	411	338	49	24	166	131	29	6
Securities operations non-interest expenses	—	—	—	—	—	—	—	—
General and administrative expenses	5,295	2,488	925	1,882	1,337	604	205	528

Total benefits and expenses	40,796	2,944	35,957	1,895	34,126	735	32,859	532

Adjusted operating income before income taxes	2,180	1,039	638	503	668	304	225	139

	Twelve Months Ended December 31, 2011				Quarter Ended December 31, 2011
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	901	121	780	—	257	24	233	—
Policy charges and fee income	2,043	1,850	193	—	512	463	49	—
Net investment income	4,086	790	3,178	118	1,011	197	782	32
Asset management fees, commissions and other income	4,010	877	720	2,413	1,081	218	182	681

Total revenues	11,040	3,638	4,871	2,531	2,861	902	1,246	713

Benefits and Expenses (1):
Insurance and annuity benefits	2,070	476	1,594	—	416	(25)	441	—
Interest credited to policyholders’ account balances	2,285	570	1,715	—	549	116	433	—
Interest expense	139	112	14	13	35	29	3	3
Deferral of acquisition costs	(1,093)	(1,038)	(32)	(23)	(240)	(228)	(7)	(5)
Amortization of acquisition costs	602	536	41	25	98	89	3	6
Securities operations non-interest expenses	—	—	—	—	—	—	—	—
General and administrative expenses	4,999	2,320	945	1,734	1,234	548	233	453

Total benefits and expenses	9,002	2,976	4,277	1,749	2,092	529	1,106	457

Adjusted operating income before income taxes	2,038	662	594	782	769	373	140	256

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2011	2012
2012	2011		4Q	1Q	2Q	3Q	4Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
109,743	102,348	Beginning total account value	102,879	109,743	120,276	120,326	128,949
19,977	20,224	Sales	4,406	4,943	5,344	5,912	3,778
(6,646)	(7,049)	Surrenders and withdrawals	(1,526)	(1,676)	(1,626)	(1,579)	(1,765)

13,331	13,175	Net sales	2,880	3,267	3,718	4,333	2,013
(1,169)	(1,092)	Benefit payments	(276)	(285)	(288)	(283)	(313)

12,162	12,083	Net flows	2,604	2,982	3,430	4,050	1,700
12,380	(2,450)	Change in market value, interest credited, and other	4,835	8,171	(2,742)	5,264	1,687
(2,677)	(2,238)	Policy charges	(575)	(620)	(638)	(691)	(728)

131,608	109,743	Ending total account value	109,743	120,276	120,326	128,949	131,608

		Fixed Annuities:
3,792	3,837	Beginning total account value	3,810	3,792	3,778	3,768	3,756
55	69	Sales	16	16	14	14	11
(160)	(183)	Surrenders and withdrawals	(44)	(43)	(34)	(35)	(48)

(105)	(114)	Net redemptions	(28)	(27)	(20)	(21)	(37)
(281)	(276)	Benefit payments	(77)	(83)	(62)	(68)	(68)

(386)	(390)	Net flows	(105)	(110)	(82)	(89)	(105)
330	346	Interest credited and other	87	96	73	78	83
(2)	(1)	Policy charges	—	—	(1)	(1)	—

3,734	3,792	Ending total account value	3,792	3,778	3,768	3,756	3,734

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (1):
3,023	3,223	Insurance Agents	732	764	799	903	557
4,932	4,563	Wirehouses	1,180	1,233	1,299	1,471	929
8,808	9,140	Independent Financial Planners	1,822	2,103	2,338	2,706	1,661
3,269	3,367	Bank Distribution	688	859	922	846	642

20,032	20,293	Total	4,422	4,959	5,358	5,926	3,789

(1)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2011	2012
2012	2011		4Q	1Q	2Q	3Q	4Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
12,830	13,223	Beginning balance	12,971	12,830	12,277	12,355	11,929
2,360	1,906	Premiums and deposits	505	548	662	674	476
(1,058)	(1,114)	Surrenders and withdrawals	(179)	(278)	(253)	(239)	(288)

1,302	792	Net sales	326	270	409	435	188
(357)	(347)	Benefit payments	(92)	(101)	(84)	(86)	(86)

945	445	Net flows	234	169	325	349	102
374	412	Interest credited and other	104	96	111	97	70
(2,583)	(1,249)	Net transfers to separate account	(479)	(818)	(357)	(871)	(537)
(2)	(1)	Policy charges	—	—	(1)	(1)	—

11,564	12,830	Ending balance	12,830	12,277	12,355	11,929	11,564

		Account Values in Separate Account:
100,705	92,962	Beginning balance	93,718	100,705	111,777	111,739	120,776
17,672	18,387	Premiums and deposits	3,917	4,411	4,696	5,252	3,313
(5,748)	(6,118)	Surrenders and withdrawals	(1,391)	(1,441)	(1,407)	(1,375)	(1,525)

11,924	12,269	Net sales	2,526	2,970	3,289	3,877	1,788
(1,093)	(1,021)	Benefit payments	(261)	(267)	(266)	(265)	(295)

10,831	11,248	Net flows	2,265	2,703	3,023	3,612	1,493
12,336	(2,516)	Change in market value, interest credited and other	4,818	8,171	(2,780)	5,245	1,700
2,583	1,249	Net transfers from general account	479	818	357	871	537
(2,677)	(2,238)	Policy charges	(575)	(620)	(638)	(691)	(728)

123,778	100,705	Ending balance	100,705	111,777	111,739	120,776	123,778

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2011	2012
	4Q	1Q	2Q	3Q	4Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	8,771	8,724	8,368	8,224	7,947
Guaranteed minimum withdrawal benefits	1,031	1,066	984	980	947
Guaranteed minimum income benefits	3,685	3,874	3,603	3,631	3,556
Guaranteed minimum withdrawal & income benefits	72,154	81,156	83,110	91,366	94,804

Total	85,641	94,820	96,065	104,201	107,254

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	70,341	78,622	80,811	88,672	91,954
Account Values without Auto-Rebalancing Feature	15,300	16,198	15,254	15,529	15,300

Total	85,641	94,820	96,065	104,201	107,254

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	4,238	2,650	3,938	3,013	3,145
Net Amount at Risk without Auto-Rebalancing Feature	2,361	1,652	2,008	1,701	1,663

Total	6,599	4,302	5,946	4,714	4,808

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2011	2012
	4Q	1Q	2Q	3Q	4Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	78,334	86,442	87,311	94,401	96,951
Net amount at risk	2,083	963	1,390	850	769
Minimum return, anniversary contract value, or maximum contract value:
Account value	28,414	30,685	30,037	31,510	31,687
Net amount at risk	5,699	4,173	4,975	4,268	4,207

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	70,341	78,622	80,811	88,672	91,954
Account Values without Auto-Rebalancing Feature	36,407	38,505	36,537	37,239	36,684

Total	106,748	117,127	117,348	125,911	128,638

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	2,154	995	1,596	983	958
Net Amount at Risk without Auto-Rebalancing Feature	5,628	4,141	4,769	4,135	4,018

Total	7,782	5,136	6,365	5,118	4,976

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2011	2012
2012	2011		4Q	1Q	2Q	3Q	4Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
139,430	141,313	Beginning total account value	134,198	139,430	145,991	142,405	146,934
16,390	16,821	Deposits and sales	3,879	4,646	4,363	3,478	3,903
(19,223)	(19,160)	Withdrawals and benefits	(5,893)	(7,103)	(3,671)	(4,063)	(4,386)
11,808	456	Change in market value, interest credited, interest income and other activity (1)	7,246	9,018	(4,278)	5,114	1,954

148,405	139,430	Ending total account value	139,430	145,991	142,405	146,934	148,405

(2,833)	(2,339)	Net additions (withdrawals)	(2,014)	(2,457)	692	(585)	(483)

		Stable value account values included above	41,142	41,169	41,634	42,044	42,836

		Institutional Investment Products:
90,089	64,183	Beginning total account value	80,513	90,089	93,853	102,443	104,646
55,005	27,773	Additions (2)	10,825	4,399	8,457	2,957	39,192
(8,495)	(6,150)	Withdrawals and benefits (3)	(2,084)	(1,538)	(2,832)	(1,539)	(2,586)
4,787	4,581	Change in market value, interest credited and interest income	733	928	1,562	1,509	788
49	(298)	Other (4)	102	(25)	1,403	(724)	(605)

141,435	90,089	Ending total account value (5)	90,089	93,853	102,443	104,646	141,435

46,510	21,623	Net additions	8,741	2,861	5,625	1,418	36,606

(1)	Includes $(1.4) billion for the three months ended June 30, 2012 and the twelve months ending December 31, 2012, representing the divestiture of bank deposits previously held by Prudential Bank & Trust, as a result of the Company’s decision to limit its operations to trust services. Also includes $469 million for the three months ended December 31, 2011, representing the addition of Prudential’s Non-Qualified pension plan transferred from a third party administrator.
(2)	Includes $1,008 million for the three and twelve months ended December 31, 2012, representing transfers of client balances from externally managed accounts to accounts managed by Prudential. These additions are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(3)	Includes $(10) million, $(7) million, $(886) million, and $(9) million for the three months ended December 31, 2011, March 31, 2012, June 30, 2012, and September 30, 2012, respectively, and $(902) million and $(78) million for the twelve months ended December 31, 2012 and 2011, respectively, representing transfers of client balances managed by Prudential to externally managed accounts. These withdrawals are offset within the “Other” category and there are no net impacts on ending account values for these transfers.
(4)	“Other” activity includes transfers to the Asset Management segment of $(415) million for the twelve months ended December 31, 2011. “Other” activity also includes transfers to externally/(internally) managed accounts of $10 million, $7 million, $886 million, $9 million, and $(1,008) million for the three months ended December 31, 2011, March 31, 2012, June 30, 2012, September 30, 2012, and December 31, 2012, respectively, and $(106) million and $78 million for the twelve months ended December 31, 2012 and 2011, respectively. These transfers are offset in withdrawals/(additions) discussed above in notes 2 & 3. The remainder of “Other” activity primarily represents changes in asset balances for externally managed accounts.
(5)	Ending total account values for Institutional Investment Products business includes $1.9 billion and $1.5 billion as of December 31, 2012 and 2011, respectively, related to collateralized funding agreements issued to the Federal Home Loan Bank of New York (FHLBNY), and $529 million as of December 31, 2011, related to affiliated funding agreements issued using the proceeds from the sale of Prudential Financial retail medium-term notes.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		% Change		2011	2012
2012	2011			4Q	1Q	2Q	3Q	4Q

			Analysis of revenues by type:
1,667	1,541	8%	Asset management fees	394	403	407	424	433
207	339	-39%	Other related revenues	98	30	(25)	113	89
524	651	-20%	Service, distribution and other revenues	221	134	124	117	149

2,398	2,531	-5%	Total Asset Management segment revenues	713	567	506	654	671

			Analysis of asset management fees by source:
775	729	6%	Institutional customers	187	190	190	194	201
509	452	13%	Retail customers	113	121	124	132	132
383	360	6%	General account	94	92	93	98	100

1,667	1,541	8%	Total asset management fees	394	403	407	424	433

Supplementary Assets Under Management Information (in billions):
	December 31, 2012
	Equity	Fixed Income	Real Estate	Total
Institutional customers	51.7	230.8	31.2	313.7
Retail customers	86.6	50.3	1.8	138.7
General account	9.4	363.7	1.5	374.6

Total	147.7	644.8	34.5	827.0

	December 31, 2011
	Equity	Fixed Income	Real Estate	Total
Institutional customers	46.3	197.8	27.7	271.8
Retail customers	71.7	46.2	1.4	119.3
General account	8.7	316.7	1.3	326.7

Total	126.7	560.7	30.4	717.8

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2011	2012
2012	2011		4Q	1Q	2Q	3Q	4Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
234.2	200.1	Beginning assets under management	224.0	234.2	247.5	251.4	263.8
58.8	49.4	Additions	14.3	14.1	11.2	12.7	20.8
(41.6)	(32.5)	Withdrawals	(10.7)	(8.7)	(11.2)	(9.3)	(12.4)
23.1	16.8	Change in market value	6.3	7.7	3.7	8.9	2.8
0.2	—	Net money market flows	0.3	0.1	0.1	0.1	(0.1)
(0.1)	0.4	Other (1)	—	0.1	0.1	—	(0.3)

274.6	234.2	Ending assets under management	234.2	247.5	251.4	263.8	274.6
39.1	37.6	Affiliated institutional assets under management	37.6	38.6	37.8	39.3	39.1

313.7	271.8	Total assets managed for institutional customers at end of period	271.8	286.1	289.2	303.1	313.7

17.2	16.9	Net institutional additions, excluding money market activity	3.6	5.4	—	3.4	8.4

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
69.6	75.1	Beginning assets under management	72.2	69.6	81.1	81.1	87.8
37.0	29.9	Additions	8.2	9.4	9.5	8.0	10.1
(24.2)	(24.2)	Withdrawals	(6.0)	(6.1)	(5.9)	(5.5)	(6.7)
8.8	0.3	Change in market value	5.2	8.2	(3.6)	4.3	(0.1)
(0.1)	(1.1)	Net money market flows	(1.0)	—	—	(0.1)	—
—	(10.4)	Other (2)	(9.0)	—	—	—	—

91.1	69.6	Ending assets under management	69.6	81.1	81.1	87.8	91.1
47.6	49.7	Affiliated retail assets under management	49.7	44.0	50.6	46.1	47.6

138.7	119.3	Total assets managed for retail customers at end of period	119.3	125.1	131.7	133.9	138.7

12.8	5.7	Net retail additions, excluding money market activity	2.2	3.3	3.6	2.5	3.4

(1)	“Other” activity represents transfers from the Retirement Segment, as a result of changes in the client contract form; and FX related to International assets under management.
(2)	“Other” activity represents the sale of our investment in the Afore XXI operating joint venture in fourth quarter 2011, the effect of foreign exchange rate changes, and a reclassification in 2011 of certain fund balances to affiliated retail assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		%		2011	2012
2012	2011	Change		4Q	1Q	2Q	3Q	4Q

			Revenues (1):
5,128	5,144	0%	Premiums	1,276	1,269	1,290	1,295	1,274
1,756	1,472	19%	Policy charges and fee income	384	391	389	537	439
1,619	1,553	4%	Net investment income	389	400	402	409	408
465	337	38%	Asset management fees, commissions and other income	104	107	114	127	117

8,968	8,506	5%	Total revenues	2,153	2,167	2,195	2,368	2,238

			Benefits and Expenses (1):
5,769	5,618	3%	Insurance and annuity benefits	1,367	1,473	1,452	1,433	1,411
557	527	6%	Interest credited to policyholders’ account balances	135	133	139	139	146
323	214	51%	Interest expense	73	77	80	83	83
(491)	(317)	-55%	Deferral of acquisition costs	(85)	(89)	(100)	(103)	(199)
424	141	201%	Amortization of acquisition costs	49	57	77	210	80
1,986	1,678	18%	General and administrative expenses	434	444	453	459	630

8,568	7,861	9%	Total benefits and expenses	1,973	2,095	2,101	2,221	2,151

400	645	-38%	Adjusted operating income before income taxes	180	72	94	147	87

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2012			Quarter Ended December 31, 2012
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	5,128	725	4,403	1,274	183	1,091
Policy charges and fee income	1,756	1,251	505	439	304	135
Net investment income	1,619	1,033	586	408	262	146
Asset management fees, commissions and other income	465	358	107	117	91	26

Total revenues	8,968	3,367	5,601	2,238	840	1,398

Benefits and Expenses (1):
Insurance and annuity benefits	5,769	1,241	4,528	1,411	298	1,113
Interest credited to policyholders’ account balances	557	329	228	146	88	58
Interest expense	323	316	7	83	81	2
Deferral of acquisition costs	(491)	(436)	(55)	(199)	(144)	(55)
Amortization of acquisition costs	424	419	5	80	78	2
General and administrative expenses	1,986	1,114	872	630	340	290

Total benefits and expenses	8,568	2,983	5,585	2,151	741	1,410

Adjusted operating income (loss) before income taxes	400	384	16	87	99	(12)

	Twelve Months Ended December 31, 2011			Quarter Ended December 31, 2011
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	5,144	716	4,428	1,276	179	1,097
Policy charges and fee income	1,472	952	520	384	258	126
Net investment income	1,553	978	575	389	249	140
Asset management fees, commissions and other income	337	254	83	104	83	21

Total revenues	8,506	2,900	5,606	2,153	769	1,384

Benefits and Expenses (1):
Insurance and annuity benefits	5,618	1,144	4,474	1,367	276	1,091
Interest credited to policyholders’ account balances	527	299	228	135	77	58
Interest expense	214	214	—	73	73	—
Deferral of acquisition costs	(317)	(317)	—	(85)	(85)	—
Amortization of acquisition costs	141	135	6	49	47	2
General and administrative expenses	1,678	943	735	434	243	191

Total benefits and expenses	7,861	2,418	5,443	1,973	631	1,342

Adjusted operating income before income taxes	645	482	163	180	138	42

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2011	2012
2012	2011		4Q	1Q	2Q	3Q	4Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1):

21	25	Variable life	4	4	5	4	8
218	95	Universal life	29	34	42	52	90
173	158	Term life	42	41	44	42	46

412	278	Total	75	79	91	98	144

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

90	84	Prudential Agents	22	20	24	22	24
322	194	Third party distribution	53	59	67	76	120

412	278	Total	75	79	91	98	144

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
9,500	8,773	Beginning balance	9,364	9,500	9,792	10,021	10,058
2,197	1,631	Premiums and deposits	454	480	502	506	709
(838)	(780)	Surrenders and withdrawals	(199)	(196)	(220)	(209)	(213)

1,359	851	Net sales	255	284	282	297	496
(234)	(221)	Benefit payments	(51)	(57)	(65)	(53)	(59)

1,125	630	Net flows	204	227	217	244	437
32	164	Interest credited and other	(44)	88	28	(195)	111
300	287	Net transfers from separate account	59	70	78	68	84
(374)	(354)	Policy charges	(83)	(93)	(94)	(80)	(107)

10,583	9,500	Ending balance	9,500	9,792	10,021	10,058	10,583

		Separate Account Liabilities:
16,491	17,157	Beginning balance	15,506	16,491	17,842	17,113	17,835
849	896	Premiums and deposits	215	208	211	212	218
(577)	(694)	Surrenders and withdrawals	(150)	(145)	(130)	(148)	(154)

272	202	Net sales	65	63	81	64	64
(30)	(37)	Benefit payments	(8)	(7)	(8)	(8)	(7)

242	165	Net flows	57	56	73	56	57
2,036	128	Change in market value, interest credited and other	1,151	1,530	(562)	895	173
(300)	(287)	Net transfers to general account	(59)	(70)	(78)	(68)	(84)
(652)	(671)	Policy charges	(164)	(165)	(162)	(161)	(164)

17,817	16,492	Ending balance	16,491	17,842	17,113	17,835	17,817

		FACE AMOUNT IN FORCE (3):

		Variable life	113,039	113,118	111,530	111,159	110,218
		Universal life	41,063	42,751	45,161	47,943	53,092
		Term life	477,235	483,890	491,724	499,051	506,868

		Total	631,337	639,759	648,415	658,153	670,178

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2011	2012
2012	2011		4Q	1Q	2Q	3Q	4Q

		Individual Life Insurance:

		Policy Surrender Experience:
659	778	Cash value of surrenders	155	170	155	165	169
2.7%	3.3%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	2.7%	2.8%	2.5%	2.6%	2.6%

		Death benefits per $1,000 of in force (1):
4.71	4.52	Variable and universal life	4.18	4.35	5.90	4.38	4.17
1.46	1.09	Term life	0.99	1.42	2.08	1.00	1.36
3.01	2.73	Total, Individual Life Insurance	2.49	2.86	3.89	2.60	2.69

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2011	2012
2012	2011		4Q	1Q	2Q	3Q	4Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
304	486	Group life	49	211	24	18	51
135	149	Group disability	20	81	19	28	7

439	635	Total	69	292	43	46	58

		Future Policy Benefits (1):
		Group life	2,418	2,325	2,300	2,231	2,385
		Group disability	8	37	28	17	4

		Total	2,426	2,362	2,328	2,248	2,389

		Policyholders’ Account Balances (1):
		Group life	7,127	7,188	7,310	7,522	7,726
		Group disability	179	168	182	193	209

		Total	7,306	7,356	7,492	7,715	7,935

		Separate Account Liabilities (1):
		Group life	19,174	19,826	19,506	20,110	21,940
		Group disability	—	—	—	—	—

		Total	19,174	19,826	19,506	20,110	21,940

		Group Life Insurance:
4,177	4,202	Gross premiums, policy charges and fee income (2)	1,040	1,064	1,015	1,019	1,079
3,983	4,065	Earned premiums, policy charges and fee income	999	990	989	1,010	994
90.9%	89.5%	Benefits ratio	86.0%	95.4%	88.6%	90.7%	89.0%
10.0%	8.5%	Administrative operating expense ratio	8.9%	9.1%	9.9%	9.2%	11.8%
		Persistency ratio	95.8%	95.4%	95.0%	94.5%	94.0%

		Group Disability Insurance:
959	903	Gross premiums, policy charges and fee income (2)	228	232	245	239	243
925	883	Earned premiums, policy charges and fee income	224	230	232	231	232
98.1%	94.7%	Benefits ratio	104.0%	102.2%	97.4%	93.9%	98.7%
25.3%	24.8%	Administrative operating expense ratio	25.4%	25.9%	23.3%	23.8%	28.4%
		Persistency ratio	88.5%	93.9%	91.6%	90.5%	89.3%

(1)	As of end of period.
(2)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2011	2012
2012	2011		4Q	1Q	2Q	3Q	4Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
2,390	3,019	Beginning balance	2,131	2,390	3,252	2,619	3,457
1,016	1,038	Capitalization	228	254	274	288	200
(338)	(536)	Amortization - operating results	(89)	(86)	(157)	36	(131)
734	(1,132)	Amortization - realized investment gains and losses	73	675	(747)	518	288
27	17	Impact of unrealized (gains) or losses on AFS securities	47	19	(3)	(4)	15
—	(16)	Other (1)	—	—	—	—	—

3,829	2,390	Ending balance	2,390	3,252	2,619	3,457	3,829

		INDIVIDUAL LIFE INSURANCE:
3,192	3,214	Beginning balance	3,263	3,192	3,242	3,238	2,994
436	317	Capitalization	85	89	100	103	144
(419)	(135)	Amortization - operating results	(47)	(56)	(76)	(209)	(78)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
(93)	(204)	Impact of unrealized (gains) or losses on AFS securities	(109)	17	(28)	(138)	56

3,116	3,192	Ending balance	3,192	3,242	3,238	2,994	3,116

		GROUP INSURANCE:
132	138	Beginning balance	134	132	131	130	129
55	—	Capitalization	—	—	—	—	55
(5)	(6)	Amortization - operating results	(2)	(1)	(1)	(1)	(2)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

182	132	Ending balance	132	131	130	129	182

		DEFERRED SALES INDUCEMENTS

		INDIVIDUAL ANNUITIES:
1,000	1,348	Beginning balance	915	1,000	1,306	1,032	1,275
258	358	Capitalization	79	82	88	70	18
(165)	(262)	Amortization - operating results	(41)	(45)	(68)	(2)	(50)
246	(464)	Amortization - realized investment gains and losses	29	262	(295)	172	107
18	4	Impact of unrealized losses on AFS securities	18	7	1	3	7
—	16	Other (1)	—	—	—	—	—

1,357	1,000	Ending balance	1,000	1,306	1,032	1,275	1,357

(1)	“Other” activity for the twelve months ended December 2011 reflects a reclassification between the balances, as of January 1, 2011, of deferred policy acquisition costs and deferred sales inducements for Individual Annuities due to a refinement in methodology for allocating such balances.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2011	2012
2012	2011			4Q	1Q	2Q	3Q	4Q

			Revenues (1):
24,484	15,015	63%	Premiums	4,018	4,605	5,164	6,814	7,901
597	552	8%	Policy charges and fee income	146	152	150	139	156
4,268	3,754	14%	Net investment income	1,018	1,014	1,030	1,119	1,105
237	246	-4%	Asset management fees, commissions and other income	(4)	46	62	82	47

29,586	19,567	51%	Total revenues	5,178	5,817	6,406	8,154	9,209

			Benefits and Expenses (1):
21,105	12,085	75%	Insurance and annuity benefits	3,175	3,752	4,303	5,982	7,068
1,122	978	15%	Interest credited to policyholders’ account balances	276	278	270	303	271
3	1	200%	Interest expense	—	1	(1)	1	2
(2,024)	(1,684)	-20%	Deferral of acquisition costs	(450)	(470)	(542)	(494)	(518)
1,173	880	33%	Amortization of acquisition costs	240	260	284	279	350
5,503	5,044	9%	General and administrative expenses	1,435	1,399	1,414	1,301	1,389

26,882	17,304	55%	Total benefits and expenses	4,676	5,220	5,728	7,372	8,562

2,704	2,263	19%	Adjusted operating income before income taxes	502	597	678	782	647

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Twelve Months Ended December 31, 2012			Quarter Ended December 31, 2012
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	24,484	6,971	17,513	7,901	1,728	6,173
Policy charges and fee income	597	371	226	156	100	56
Net investment income	4,268	1,595	2,673	1,105	410	695
Asset management fees, commissions and other income	237	65	172	47	18	29

Total revenues	29,586	9,002	20,584	9,209	2,256	6,953

Benefits and Expenses (1):
Insurance and annuity benefits	21,105	5,799	15,306	7,068	1,471	5,597
Interest credited to policyholders’ account balances	1,122	261	861	271	52	219
Interest expense	3	—	3	2	—	2
Deferral of acquisition costs	(2,024)	(819)	(1,205)	(518)	(191)	(327)
Amortization of acquisition costs	1,173	441	732	350	115	235
General and administrative expenses	5,503	1,839	3,664	1,389	477	912

Total benefits and expenses	26,882	7,521	19,361	8,562	1,924	6,638

Adjusted operating income before income taxes	2,704	1,481	1,223	647	332	315

	Twelve Months Ended December 31, 2011			Quarter Ended December 31, 2011
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	15,015	6,411	8,604	4,018	1,632	2,386
Policy charges and fee income	552	371	181	146	92	54
Net investment income	3,754	1,451	2,303	1,018	375	643
Asset management fees, commissions and other income	246	(31)	277	(4)	(14)	10

Total revenues	19,567	8,202	11,365	5,178	2,085	3,093

Benefits and Expenses (1):
Insurance and annuity benefits	12,085	5,294	6,791	3,175	1,351	1,824
Interest credited to policyholders’ account balances	978	245	733	276	61	215
Interest expense	1	(1)	2	—	(1)	1
Deferral of acquisition costs	(1,684)	(738)	(946)	(450)	(184)	(266)
Amortization of acquisition costs	880	463	417	240	117	123
General and administrative expenses	5,044	1,693	3,351	1,435	441	994

Total benefits and expenses	17,304	6,956	10,348	4,676	1,785	2,891

Adjusted operating income before income taxes	2,263	1,246	1,017	502	300	202

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2011	2012
2012	2011		4Q	1Q	2Q	3Q	4Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
5,729	5,210	Japan, excluding Gibraltar Life	1,317	1,531	1,393	1,416	1,389
17,739	8,785	Gibraltar Life	2,440	2,837	3,530	5,143	6,229
1,613	1,572	All other countries	407	389	391	394	439

25,081	15,567	Total	4,164	4,757	5,314	6,953	8,057

		Annualized new business premiums:
992	816	Japan, excluding Gibraltar Life	207	305	316	181	190
2,724	2,042	Gibraltar Life	555	469	762	680	813
362	334	All other countries	87	89	86	93	94

4,078	3,192	Total	849	863	1,164	954	1,097

		Annualized new business premiums by distribution channel:
1,354	1,150	Life Planners	294	394	402	274	284
930	979	Gibraltar Life Consultants	280	193	316	208	213
1,434	603	Banks	152	193	261	433	547
360	460	Independent Agency	123	83	185	39	53

4,078	3,192	Total	849	863	1,164	954	1,097

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
5,723	5,193	Japan, excluding Gibraltar Life	1,283	1,526	1,394	1,398	1,405
17,658	8,774	Gibraltar Life	2,364	2,771	3,559	5,076	6,252
1,576	1,490	All other countries	403	377	390	388	421

24,957	15,457	Total	4,050	4,674	5,343	6,862	8,078

		Annualized new business premiums:
992	815	Japan, excluding Gibraltar Life	202	306	316	178	192
2,704	2,031	Gibraltar Life	542	459	769	670	806
355	311	All other countries	85	85	86	93	91

4,051	3,157	Total	829	850	1,171	941	1,089

		Annualized new business premiums by distribution channel:
1,347	1,126	Life Planners	287	391	402	271	283
922	972	Gibraltar Life Consultants	273	189	318	203	212
1,422	600	Banks	149	190	261	429	542
360	459	Independent Agency	120	80	190	38	52

4,051	3,157	Total	829	850	1,171	941	1,089

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 80 per U.S. dollar; Korean won 1160 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2011	2012
	4Q	1Q	2Q	3Q	4Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	346	350	354	356	359
Gibraltar Life	401	400	400	406	411
All other countries	105	105	105	106	107

Total	852	855	859	868	877

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	2,678	2,725	2,773	2,794	2,825
Gibraltar Life	7,477	7,448	7,417	7,432	7,449
All other countries	1,575	1,606	1,624	1,643	1,662

Total	11,730	11,779	11,814	11,869	11,936

International life insurance policy persistency: (3)

Excluding Gibraltar Life:
13 months	92.8%	93.0%	93.0%	93.0%	93.0%
25 months	85.4%	85.2%	85.4%	85.7%	86.1%

Gibraltar Life:
13 months	93.1%	93.0%	90.6%	90.4%	89.7%
25 months	85.8%	85.8%	81.6%	82.0%	82.4%

Number of Life Planners at end of period:
Japan	3,137	3,165	3,116	3,169	3,216
All other countries	3,655	3,654	3,690	3,760	3,842

Total life planners	6,792	6,819	6,806	6,929	7,058

Gibraltar Life Consultants	12,791	12,219	12,031	11,683	11,333

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 80 per U.S. dollar; Korean won 1160 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Excludes Star/Edison business for 1Q 2012 and prior periods.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2012				December 31, 2011
	Consolidated Portfolio	Closed Block Business	Financial Services Businesses		Consolidated Portfolio	Closed Block Business	Financial Services Businesses
			Amount	% of Total			Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	254,096	28,790	225,306	68.2%	209,297	30,211	179,086	64.3%
Public, held-to-maturity, at amortized cost	3,116	—	3,116	0.9%	3,743	—	3,743	1.3%
Private, available-for-sale, at fair value	46,875	17,629	29,246	8.8%	43,243	16,305	26,938	9.7%
Private, held-to-maturity, at amortized cost	1,152	—	1,152	0.3%	1,364	—	1,364	0.5%
Trading account assets supporting insurance liabilities, at fair value	20,590	—	20,590	6.2%	19,481	—	19,481	7.0%
Other trading account assets, at fair value	1,701	275	1,426	0.4%	2,421	317	2,104	0.8%
Equity securities, available-for-sale, at fair value	8,256	3,225	5,031	1.5%	7,523	3,122	4,401	1.6%
Commercial mortgage and other loans, at book value	36,231	9,608	26,623	8.1%	34,113	9,040	25,073	9.0%
Policy loans, at outstanding balance	11,575	5,120	6,455	2.0%	11,559	5,296	6,263	2.2%
Other long-term investments (1)	8,677	2,012	6,665	2.0%	6,471	1,990	4,481	1.6%
Short-term investments	6,385	1,261	5,124	1.6%	6,137	528	5,609	2.0%

Subtotal (2)	398,654	67,920	330,734	100.0%	345,352	66,809	278,543	100.0%

Invested assets of other entities and operations (3)	6,928	—	6,928		10,895	—	10,895

Total investments	405,582	67,920	337,662		356,247	66,809	289,438

Fixed Maturities by Credit Quality (2):

	December 31, 2012					December 31, 2011
	Financial Services Businesses					Financial Services Businesses
	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	181,892	15,753	985	196,660	86.0%	151,700	11,143	1,756	161,087	88.0%
2	25,074	2,029	439	26,664	11.7%	17,017	1,298	797	17,518	9.6%

Subtotal - High or Highest Quality Securities	206,966	17,782	1,424	223,324	97.7%	168,717	12,441	2,553	178,605	97.6%

3	3,670	128	204	3,594	1.6%	3,446	66	574	2,938	1.6%
4	1,351	100	122	1,329	0.6%	1,328	34	296	1,066	0.6%
5	340	20	58	302	0.1%	443	6	174	275	0.1%
6	55	10	17	48	0.0%	219	15	105	129	0.1%

Subtotal - Other Securities	5,416	258	401	5,273	2.3%	5,436	121	1,149	4,408	2.4%

Total	212,382	18,040	1,825	228,597	100.0%	174,153	12,562	3,702	183,013	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	7,237	811	52	7,996	26.2%	7,018	730	84	7,664	27.0%
2	17,350	1,659	217	18,792	61.7%	15,847	1,273	362	16,758	59.1%

Subtotal - High or Highest Quality Securities	24,587	2,470	269	26,788	87.9%	22,865	2,003	446	24,422	86.1%

3	2,416	173	29	2,560	8.4%	2,532	134	43	2,623	9.2%
4	631	33	7	657	2.2%	715	14	20	709	2.5%
5	310	7	16	301	1.0%	490	5	42	453	1.6%
6	131	29	—	160	0.5%	130	31	3	158	0.6%

Subtotal - Other Securities	3,488	242	52	3,678	12.1%	3,867	184	108	3,943	13.9%

Total	28,075	2,712	321	30,466	100.0%	26,732	2,187	554	28,365	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our trading and banking, (ii) assets of our asset management operations, including assets managed for third parties, and (iii) those assets classified as “separate account assets” on our balance sheet.
(3)	Includes invested assets of trading and banking and asset management operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of December 31, 2012 and December 31, 2011, respectively, 104 securities with amortized cost of $793 million (fair value $847 million) and 110 securities with amortized cost of $817 million (fair value, $852 million) that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	December 31, 2012		December 31, 2011
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	124,710	82.2%	111,857	80.3%
Public, held-to-maturity, at amortized cost	3,116	2.0%	3,743	2.7%
Private, available-for-sale, at fair value	6,252	4.1%	5,020	3.6%
Private, held-to-maturity, at amortized cost	1,152	0.8%	1,364	1.0%
Trading account assets supporting insurance liabilities, at fair value	1,838	1.2%	1,732	1.2%
Other trading account assets, at fair value	1,195	0.8%	1,496	1.1%
Equity securities, available-for-sale, at fair value	2,126	1.4%	1,932	1.4%
Commercial mortgage and other loans, at book value	6,156	4.1%	5,672	4.1%
Policy loans, at outstanding balance	2,665	1.7%	2,873	2.0%
Other long-term investments (2)	2,215	1.5%	2,892	2.1%
Short-term investments	318	0.2%	719	0.5%

Total	151,743	100.0%	139,300	100.0%

	December 31, 2012		December 31, 2011
	Amount	% of Total	Amount	% of Total
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities:
Public, available-for-sale, at fair value	100,596	56.2%	67,229	48.3%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	22,994	12.9%	21,918	15.7%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	18,752	10.5%	17,749	12.8%
Other trading account assets, at fair value	231	0.1%	608	0.4%
Equity securities, available-for-sale, at fair value	2,905	1.6%	2,469	1.8%
Commercial mortgage and other loans, at book value	20,467	11.4%	19,401	13.9%
Policy loans, at outstanding balance	3,790	2.1%	3,390	2.4%
Other long-term investments (2)	4,450	2.5%	1,589	1.2%
Short-term investments	4,806	2.7%	4,890	3.5%

Total	178,991	100.0%	139,243	100.0%

(1)	Excludes assets classified as “Separate account assets” on our balance sheet.
(2)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS

(in millions)

	Quarter Ended December 31
	2012			2011
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Financial Services Businesses (1):
Fixed maturities	3.66%	2,035	76	3.75%	1,849	(50)
Equity securities	5.95%	63	6	5.16%	55	(22)
Commercial mortgage and other loans	5.40%	295	19	5.30%	269	27
Policy loans	4.83%	78	—	4.66%	72	—
Short-term investments and cash equivalents	0.21%	8	—	0.28%	9	—
Other investments	4.04%	74	(593)	1.75%	31	(440)

Gross investment income before investment expenses	3.69%	2,553	(492)	3.69%	2,285	(485)
Investment expenses	-0.15%	(87)	—	-0.12%	(58)	—

Subtotal	3.54%	2,466	(492)	3.57%	2,227	(485)

Investment results of other entities and operations (2)		285	92		307	10
Less, investment income related to adjusted operating income reconciling items		(38)			(12)

Total		2,713	(400)		2,522	(475)

	Twelve Months Ended December 31
	2012			2011
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)(4)	Amount
Financial Services Businesses (1):
Fixed maturities	3.72%	7,645	(148)	3.91%	7,063	(164)
Equity securities	6.14%	249	(54)	6.01%	240	(120)
Commercial mortgage and other loans	5.36%	1,118	30	5.47%	1,033	74
Policy loans	4.73%	293	—	4.75%	277	—
Short-term investments and cash equivalents	0.23%	33	—	0.39%	49	1
Other investments	4.04%	268	(1,642)	3.77%	243	2,024

Gross investment income before investment expenses	3.74%	9,606	(1,814)	3.90%	8,905	1,815
Investment expenses	-0.13%	(273)	—	-0.13%	(230)	—

Subtotal	3.61%	9,333	(1,814)	3.77%	8,675	1,815

Investment results of other entities and operations (2)		1,175	130		1,235	171
Less, investment income related to adjusted operating income reconciling items		(138)			(107)

Total		10,370	(1,684)		9,803	1,986

(1)	Excludes assets of our trading, banking, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Includes investment income of trading, banking, asset management operations, commercial loans, and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders.
(3)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(4)	Yields for the year ended December 31, 2011 are weighted for ten months of income and assets related to the Star and Edison businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2012			2011
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)	Amount
Japanese Insurance Operations:
Fixed maturities	2.73%	861	21	2.71%	797	(86)
Equity securities	3.14%	15	1	3.25%	18	(17)
Commercial mortgage and other loans	4.14%	63	7	4.06%	57	10
Policy loans	3.74%	26	—	3.35%	24	—
Short-term investments and cash equivalents	0.13%	1	—	0.42%	3	—
Other investments (3)	5.35%	48	(220)	1.47%	18	(9)

Gross investment income before investment expenses	2.82%	1,014	(191)	2.69%	917	(102)
Investment expenses	-0.13%	(47)	—	-0.12%	(40)	—

Total	2.69%	967	(191)	2.57%	877	(102)

	Twelve Months Ended December 31
	2012			2011
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (1)	Amount		Yield (1)(2)	Amount
Japanese Insurance Operations:
Fixed maturities	2.75%	3,317	(188)	2.75%	2,844	(323)
Equity securities	3.36%	65	(88)	3.42%	73	(138)
Commercial mortgage and other loans	4.15%	237	16	4.16%	212	24
Policy loans	3.60%	99	—	3.44%	90	—
Short-term investments and cash equivalents	0.16%	5	—	0.68%	23	1
Other investments (3)	4.71%	181	(142)	3.72%	163	396

Gross investment income before investment expenses	2.83%	3,904	(402)	2.82%	3,405	(40)
Investment expenses	-0.13%	(184)	—	-0.13%	(159)	—

Total	2.70%	3,720	(402)	2.69%	3,246	(40)

(1)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Yields for the year ended December 31, 2011 are weighted for ten months of income and assets related to the Star and Edison businesses.
(3)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

FINANCIAL SERVICES BUSINESSES INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended December 31
	2012			2011
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	4.88%	1,174	55	5.28%	1,052	36
Equity securities	8.38%	48	5	7.22%	37	(5)
Commercial mortgage and other loans	5.90%	232	12	5.76%	212	17
Policy loans	5.64%	52	—	5.78%	48	—
Short-term investments and cash equivalents	0.24%	7	—	0.24%	6	—
Other investments	2.79%	26	(373)	2.47%	13	(431)

Gross investment income before investment expenses	4.62%	1,539	(301)	4.90%	1,368	(383)
Investment expenses	-0.16%	(40)	—	-0.12%	(18)	—

Total	4.46%	1,499	(301)	4.78%	1,350	(383)

	Twelve Months Ended December 31
	2012			2011
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (2)	Amount		Yield (2)	Amount
Financial Services Businesses excluding Japanese Insurance Operations (1):
Fixed maturities	5.09%	4,328	40	5.44%	4,219	159
Equity securities	8.70%	184	34	9.04%	167	18
Commercial mortgage and other loans	5.82%	881	14	5.94%	821	50
Policy loans	5.62%	194	—	5.81%	187	—
Short-term investments and cash equivalents	0.25%	28	—	0.28%	26	—
Other investments	3.13%	87	(1,500)	3.86%	80	1,628

Gross investment income before investment expenses	4.80%	5,702	(1,412)	5.11%	5,500	1,855
Investment expenses	-0.13%	(89)	—	-0.12%	(71)	—

Total	4.67%	5,613	(1,412)	4.99%	5,429	1,855

(1)	Excludes assets of our trading, banking, commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, assets of our asset management operations, including assets managed for third parties, and those assets classified as “separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(2)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q	3Q

		Financial Services Businesses:
		Pre-tax adjusted operating income (loss) by division:
2,021	1,232	U.S. Retirement Solutions and Investment Management Division	608	613	48	769	705	304	503
656	817	U.S. Individual Life and Group Insurance Division	133	176	156	180	72	94	147
1,887	1,651	International Insurance Division	618	491	652	502	597	678	782
(936)	(724)	Corporate and other operations	(259)	(229)	(337)	(285)	(326)	(225)	(413)

3,628	2,976	Total pre-tax adjusted operating income	1,100	1,051	519	1,166	1,048	851	1,019
950	727	Income taxes, applicable to adjusted operating income	296	278	106	311	283	205	270

2,678	2,249	Financial Services Businesses after-tax adjusted operating income	804	773	413	855	765	646	749

		Reconciling items:
(27)	(1,669)	Realized investment gains (losses), net, and related charges and adjustments	(375)	1	1,817	(596)	(1,838)	2,030	(1,303)
501	1,601	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(17)	177	10	53	234	4	264
(631)	(899)	Change in experience-rated contractholder liabilities due to asset value changes	34	(178)	68	(47)	(246)	54	(254)
18	2,117	Divested businesses	(4)	10	43	52	4	24	(685)
(95)	(2,364)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(133)	19	(87)	12	5	8	(40)

(234)	(1,214)	Total reconciling items, before income taxes	(495)	29	1,851	(526)	(1,841)	2,120	(2,018)
41	(657)	Income taxes, not applicable to adjusted operating income	(144)	14	745	(186)	(113)	536	(623)

(275)	(557)	Total reconciling items, after income taxes	(351)	15	1,106	(340)	(1,728)	1,584	(1,395)

2,403	1,692	Income (loss) from continuing operations (after-tax) of Financial Services Businesses before equity in earnings of operating joint ventures	453	788	1,519	515	(963)	2,230	(646)
71	1,557	Equity in earnings of operating joint ventures, net of taxes and earnings from continuing operations attributable to noncontrolling interests	79	(19)	57	(7)	(4)	(9)	20

2,474	3,249	Income (loss) from continuing operations attributable to Prudential Financial, Inc.	532	769	1,576	508	(967)	2,221	(626)
11	(34)	Earnings from continuing operations attributable to noncontrolling interests	25	29	10	8	11	15	25

2,485	3,215	Income (loss) from continuing operations (after-tax) of Financial Services Businesses	557	798	1,586	516	(956)	2,236	(601)
32	(19)	Income (loss) from discontinued operations, net of taxes, attributable to Prudential Financial, Inc.	14	16	(9)	14	7	8	(1)

2,517	3,196	Net income (loss) of Financial Services Businesses	571	814	1,577	530	(949)	2,244	(602)
11	(34)	Less: Income (loss) attributable to noncontrolling interests	25	29	10	8	11	15	25

2,506	3,230	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	546	785	1,567	522	(960)	2,229	(627)

11.2%	11.4%	Operating Return on Average Equity (based on adjusted operating income)	12.5%	11.7%	6.1%	12.2%	11.4%	9.5%	10.6%

		Reconciliation to Consolidated Net Income Attributable to Prudential Financial, Inc:
2,506	3,230	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	546	785	1,567	522	(960)	2,229	(627)
495	(286)	Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	22	10	32	82	21	(5)	43

3,001	2,944	Consolidated net income (loss) attributable to Prudential Financial, Inc.	568	795	1,599	604	(939)	2,224	(584)

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

RECLASSIFIED FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q	3Q

		Earnings per share of Common Stock (diluted): (1)
5.67	5.07	Financial Services Businesses after-tax adjusted operating income	1.63	1.57	0.86	1.78	1.61	1.38	1.59

		Reconciling items:
(0.06)	(3.72)	Realized investment gains (losses), net, and related charges and adjustments	(0.76)	—	3.71	(1.25)	(3.85)	4.29	(2.76)
1.05	3.57	Investment gains (losses) on trading account assets supporting insurance liabilities, net	(0.03)	0.36	0.02	0.11	0.49	0.01	0.56
(1.33)	(2.01)	Change in experience-rated contractholder liabilities due to asset value changes	0.07	(0.36)	0.14	(0.10)	(0.52)	0.11	(0.54)
0.04	4.72	Divested businesses	(0.01)	0.02	0.09	0.11	0.01	0.05	(1.45)
—	(0.02)	Difference in earnings allocated to participating unvested share-based payment awards	0.01	—	(0.03)	—	0.02	(0.03)	0.02

(0.30)	2.54	Total reconciling items, before income taxes	(0.72)	0.02	3.93	(1.13)	(3.85)	4.43	(4.17)
0.12	0.34	Income taxes, not applicable to adjusted operating income	(0.18)	0.03	1.59	(0.40)	(0.20)	1.14	(1.24)

(0.42)	2.20	Total reconciling items, after income taxes	(0.54)	(0.01)	2.34	(0.73)	(3.65)	3.29	(2.93)

5.25	7.27	Income (loss) from continuing operations (after-tax) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.09	1.56	3.20	1.05	(2.04)	4.67	(1.34)
0.07	(0.04)	Income (loss) from discontinued operations, net of taxes, attributable to Prudential Financial, Inc.	0.03	0.03	(0.02)	0.03	0.01	0.02	—

5.32	7.23	Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc.	1.12	1.59	3.18	1.08	(2.03)	4.69	(1.34)

466.8	444.6	Weighted average number of outstanding Common shares (basic)	484.9	486.0	481.2	469.2	469.2	466.1	464.4
475.4	448.2	Weighted average number of outstanding Common shares (diluted) (2)	493.9	494.8	489.3	477.0	477.5	473.5	471.8

36	43	Direct equity adjustments for earnings per share calculation	9	8	8	(1)	8	8	4
17	5	Earnings related to interest, net of tax, on exchangeable surplus notes (2)	4	5	4	4	4	5	4

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
34	26	Financial Services Businesses after-tax adjusted operating income	11	10	6	11	8	6	8
32	37	Income from continuing operations (after-tax) of Financial Services Businesses	7	11	21	9	0	21	0

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended March 31, 2012, September 30, 2012, and December 31, 2012 as all potential common shares are anti-dilutive due to the loss from continuing operations available to holders of common stock after direct equity adjustment.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

RECLASSIFIED OPERATIONS HIGHLIGHTS

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q	3Q

		Assets Under Management and Administration ($ billions) (1) (2):
		Assets Under Management:
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
237.8	190.8	Institutional customers	248.9	258.9	261.2	271.8	286.1	289.2	303.1
110.6	91.7	Retail customers	118.7	119.8	119.4	119.3	125.1	131.7	133.9
257.4	232.4	General account	298.2	305.2	324.2	326.7	321.3	331.4	340.7

605.8	514.9	Total Investment Management and Advisory Services	665.8	683.9	704.8	717.8	732.5	752.3	777.7
149.8	122.3	Non-proprietary assets under management	161.7	167.3	136.1	152.2	176.8	176.2	193.0

755.6	637.2	Total managed by U.S. Retirement Solutions and Investment Management Division	827.5	851.2	840.9	870.0	909.3	928.5	970.7
13.1	12.4	Managed by U.S. Individual Life and Group Insurance Division	13.3	13.5	13.6	13.8	14.8	13.6	13.7
15.3	17.7	Managed by International Insurance Division	17.7	18.5	16.8	16.9	18.8	19.0	20.5

784.0	667.3	Total assets under management	858.5	883.2	871.3	900.7	942.9	961.1	1,004.9
84.1	119.5	Client assets under administration	86.6	89.4	82.6	85.7	89.2	87.1	88.4

868.1	786.8	Total assets under management and administration	945.1	972.6	953.9	986.4	1,032.1	1,048.2	1,093.3

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - FINANCIAL SERVICES BUSINESSES

(in millions)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
14,912	12,925	Premiums	4,741	5,419	5,332	5,546	5,980	6,695	8,263
3,482	3,032	Policy charges and fee income	982	1,038	979	1,033	1,078	1,085	1,251
8,501	8,144	Net investment income	2,277	2,496	2,508	2,522	2,500	2,526	2,631
3,192	2,279	Asset management fees, commissions and other income	1,039	1,035	952	1,034	937	941	1,107

30,087	26,380	Total revenues	9,039	9,988	9,771	10,135	10,495	11,247	13,252

		Benefits and Expenses (1):
14,557	12,382	Insurance and annuity benefits	4,559	5,074	5,340	4,946	5,484	6,404	8,229
3,418	3,376	Interest credited to policyholders’ account balances	829	934	1,040	953	948	971	941
1,049	955	Interest expense	279	289	296	299	308	311	311
(2,432)	(2,135)	Deferral of acquisition costs	(732)	(757)	(777)	(761)	(809)	(911)	(882)
1,027	937	Amortization of acquisition costs	356	423	408	378	406	513	466
8,840	7,889	General and administrative expenses	2,648	2,974	2,945	3,154	3,110	3,108	3,168

26,459	23,404	Total benefits and expenses	7,939	8,937	9,252	8,969	9,447	10,396	12,233

3,628	2,976	Adjusted operating income before income taxes	1,100	1,051	519	1,166	1,048	851	1,019

		Reconciling items:
152	(1,213)	Realized investment gains (losses), net, and related adjustments	(365)	155	3,385	(672)	(2,716)	3,058	(1,951)
(179)	(456)	Related charges	(10)	(154)	(1,568)	76	878	(1,028)	648

(27)	(1,669)	Total realized investment gains (losses), net, and related charges and adjustments	(375)	1	1,817	(596)	(1,838)	2,030	(1,303)

501	1,601	Investment gains on trading account assets supporting insurance liabilities, net	(17)	177	10	53	234	4	264
(631)	(899)	Change in experience-rated contractholder liabilities due to asset value changes	34	(178)	68	(47)	(246)	54	(254)
18	2,117	Divested businesses	(4)	10	43	52	4	24	(685)
(95)	(2,364)	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	(133)	19	(87)	12	5	8	(40)

(234)	(1,214)	Total reconciling items, before income taxes	(495)	29	1,851	(526)	(1,841)	2,120	(2,018)

3,394	1,762	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	605	1,080	2,370	640	(793)	2,971	(999)
991	70	Income tax expense	152	292	851	125	170	741	(353)

2,403	1,692	Income (loss) from continuing operations before equity in earnings of operating joint ventures	453	788	1,519	515	(963)	2,230	(646)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities, and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
1,232	690	Premiums	211	244	189	257	116	248	161
1,662	1,189	Policy charges and fee income	492	520	519	512	544	556	584
4,237	4,381	Net investment income	1,044	1,034	997	1,011	999	983	1,002
3,252	2,282	Asset management fees, commissions and other income	944	1,074	911	1,081	973	929	1,087

10,383	8,542	Total revenues	2,691	2,872	2,616	2,861	2,632	2,716	2,834

		Benefits and Expenses (1):
2,139	1,469	Insurance and annuity benefits	426	530	698	416	251	611	736
2,415	2,525	Interest credited to policyholders’ account balances	550	563	623	549	544	568	504
96	68	Interest expense	34	35	35	35	35	39	37
(1,154)	(893)	Deferral of acquisition costs	(361)	(249)	(243)	(240)	(265)	(288)	(305)
272	243	Amortization of acquisition costs	114	141	249	98	97	168	(20)
4,594	3,898	General and administrative expenses	1,320	1,239	1,206	1,234	1,265	1,314	1,379

8,362	7,310	Total benefits and expenses	2,083	2,259	2,568	2,092	1,927	2,412	2,331

2,021	1,232	Adjusted operating income before income taxes	608	613	48	769	705	304	503

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - ASSET MANAGEMENT SEGMENT

(in millions)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
—	—	Premiums	—	—	—	—	—	—	—
—	—	Policy charges and fee income	—	—	—	—	—	—	—
121	93	Net investment income	38	32	16	32	23	15	38
1,884	1,275	Asset management fees, commissions and other income	549	659	524	681	544	491	616

2,005	1,368	Total revenues	587	691	540	713	567	506	654

		Benefits and Expenses (1):
—	—	Insurance and annuity benefits	—	—	—	—	—	—	—
—	—	Interest credited to policyholders’ account balances	—	—	—	—	—	—	—
13	26	Interest expense	3	4	3	3	3	5	3
(24)	(22)	Deferral of acquisition costs	(7)	(6)	(5)	(5)	(7)	(6)	(7)
25	18	Amortization of acquisition costs	6	6	7	6	6	6	6
1,485	1,277	General and administrative expenses	423	452	406	453	437	451	466

1,499	1,299	Total benefits and expenses	425	456	411	457	439	456	468

506	69	Adjusted operating income before income taxes	162	235	129	256	128	50	186

(1)	Revenues exclude realized investment gains, net of losses and related adjustments. Benefits and expenses include charges for income attributable to noncontrolling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
9,094	7,830	Premiums	3,256	3,903	3,838	4,018	4,605	5,164	6,814
407	374	Policy charges and fee income	113	143	150	146	152	150	139
2,457	2,158	Net investment income	761	955	1,020	1,018	1,014	1,030	1,119
113	53	Asset management fees, commissions and other income	151	9	90	(4)	46	62	82

12,071	10,415	Total revenues	4,281	5,010	5,098	5,178	5,817	6,406	8,154

		Benefits and Expenses (1):
7,315	6,139	Insurance and annuity benefits	2,706	3,170	3,034	3,175	3,752	4,303	5,982
562	480	Interest credited to policyholders’ account balances	161	249	292	276	278	270	303
3	4	Interest expense	—	1	—	—	1	(1)	1
(1,014)	(880)	Deferral of acquisition costs	(321)	(446)	(467)	(450)	(470)	(542)	(494)
619	571	Amortization of acquisition costs	186	219	235	240	260	284	279
2,699	2,450	General and administrative expenses	931	1,326	1,352	1,435	1,399	1,414	1,301

10,184	8,764	Total benefits and expenses	3,663	4,519	4,446	4,676	5,220	5,728	7,372

1,887	1,651	Adjusted operating income before income taxes	618	491	652	502	597	678	782

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - GIBRALTAR LIFE & OTHER OPERATIONS

(in millions)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
3,446	2,855	Premiums	1,601	2,391	2,226	2,386	2,779	3,474	5,087
82	79	Policy charges and fee income	23	52	52	54	58	56	56
1,201	1,089	Net investment income	410	608	642	643	628	649	701
90	(1)	Asset management fees, commissions and other income	150	15	102	10	35	35	73

4,819	4,022	Total revenues	2,184	3,066	3,022	3,093	3,500	4,214	5,917

		Benefits and Expenses (1):
2,721	2,238	Insurance and annuity benefits	1,317	1,941	1,709	1,824	2,262	2,901	4,546
349	294	Interest credited to policyholders’ account balances	99	193	226	215	210	209	223
1	1	Interest expense	0	1	—	1	1	(1)	1
(379)	(281)	Deferral of acquisition costs	(129)	(269)	(282)	(266)	(258)	(316)	(304)
216	186	Amortization of acquisition costs	73	107	114	123	134	160	203
1,173	992	General and administrative expenses	506	917	934	994	936	957	859

4,081	3,430	Total benefits and expenses	1,866	2,890	2,701	2,891	3,285	3,910	5,528

738	592	Adjusted operating income before income taxes	318	176	321	202	215	304	389

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

RECLASSIFIED COMBINED STATEMENTS OF OPERATIONS - CORPORATE AND OTHER OPERATIONS

(in millions)

Years ended December 31			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q	3Q
		Revenues (1):
(27)	(22)	Premiums	(10)	(11)	4	(5)	(10)	(7)	(7)
(42)	(39)	Policy charges and fee income	(8)	(9)	(9)	(9)	(9)	(10)	(9)
330	244	Net investment income	91	117	98	104	87	111	101
(485)	(421)	Asset management fees, commissions and other income	(130)	(130)	(126)	(147)	(189)	(164)	(189)

(224)	(238)	Total revenues	(57)	(33)	(33)	(57)	(121)	(70)	(104)

		Benefits and Expenses (1):
45	25	Insurance and annuity benefits	2	7	149	(12)	8	38	78
(70)	(121)	Interest credited to policyholders’ account balances	(10)	(8)	(9)	(7)	(7)	(6)	(5)
788	702	Interest expense	200	205	213	191	195	193	190
63	57	Deferral of acquisition costs	22	16	15	14	15	19	20
(40)	(36)	Amortization of acquisition costs	(12)	(15)	(22)	(9)	(8)	(16)	(3)
(74)	(141)	General and administrative expenses	—	(9)	(42)	51	2	(73)	29

712	486	Total benefits and expenses	202	196	304	228	205	155	309

(936)	(724)	Adjusted operating loss before income taxes	(259)	(229)	(337)	(285)	(326)	(225)	(413)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

RECLASSIFIED SUPPLEMENTARY INFORMATION - INTERNATIONAL INSURANCE SEGMENT

(dollar amounts in millions, unless otherwise noted)

Year ended December 31		2011				2012
2010		1Q	2Q	3Q	4Q	1Q	2Q	3Q

	Constant exchange rate basis (1):

	Net premiums, policy charges and fee income:
4,852	Japan, excluding Gibraltar Life	1,404	1,224	1,282	1,283	1,526	1,394	1,398
3,841	Gibraltar Life	1,673	2,490	2,247	2,364	2,771	3,559	5,076
1,439	All other countries	350	366	371	403	377	390	388

10,132	Total	3,427	4,080	3,900	4,050	4,674	5,343	6,862

	Annualized new business premiums:
731	Japan, excluding Gibraltar Life	228	179	206	202	306	316	178
928	Gibraltar Life	380	547	562	542	459	769	670
270	All other countries	77	74	75	85	85	86	93

1,929	Total	685	800	843	829	850	1,171	941

	Annualized new business premiums by distribution channel:
1,001	Life Planners	305	253	281	287	391	402	271
529	Gibraltar Life Advisors	162	271	266	273	189	318	203
341	Banks	137	143	171	149	190	261	429
58	Independent Agency	81	133	125	120	80	190	38

1,929	Total	685	800	843	829	850	1,171	941

	Face amount of individual policies in force at end of period (in billions) (1)(2):
338	Japan, excluding Gibraltar Life	341	342	344	346	350	354	356
245	Gibraltar Life (3)	399	397	399	401	400	400	406
100	All other countries	101	102	103	105	105	105	106

683	Total	841	841	846	852	855	859	868

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 80 per U.S. dollar; Korean won 1160 per U.S. dollar. U.S. denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Includes Star/Edison business from February 1, 2011 date of acquisition, amounting to face amount of $135 billion and 3.529 million individual policies as of that date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

RECLASSIFIED SUPPLEMENTARY U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Years ended December 31		% Change		2011				2012
2010	2009			1Q	2Q	3Q	4Q	1Q	2Q	3Q

			Analysis of revenues by type:
1,326	1,097	21%	Asset management fees	374	387	386	394	403	407	424
210	(79)	366%	Other related revenues	57	149	35	98	30	(25)	113
469	350	34%	Service, distribution and other revenues	156	155	119	221	134	124	117

2,005	1,368	47%	Total Asset Management segment revenues	587	691	540	713	567	506	654

			Analysis of asset management fees by source:
639	522	22%	Institutional customers	178	182	182	187	190	190	194
372	288	29%	Retail customers	111	115	113	113	121	124	132
315	287	10%	General account	85	90	91	94	92	93	98

1,326	1,097	21%	Total asset management fees	374	387	386	394	403	407	424

			Supplementary Assets Under Management Information (in billions):
Years ended December 31				2011				2012
2010	2009			1Q	2Q	3Q	4Q	1Q	2Q	3Q
			Equity:
53.3	49.8		Institutional customers	54.7	53.2	44.1	46.3	53.3	48.0	51.5
73.9	59.3		Retail customers	80.6	80.0	64.9	71.7	83.9	80.9	86.3
7.7	6.6		General account	8.1	9.1	8.4	8.7	9.2	8.5	9.0

134.9	115.7			143.4	142.3	117.4	126.7	146.4	137.4	146.8
			Fixed Income:
160.9	120.8		Institutional customers	169.1	179.1	190.1	197.8	203.0	211.1	221.0
35.2	30.8		Retail customers	36.5	38.2	53.1	46.2	39.8	49.5	46.2
248.8	224.9		General account	289.1	294.8	314.5	316.7	310.7	321.4	330.3

444.9	376.5			494.7	512.1	557.7	560.7	553.5	582.0	597.5
			Real estate:
23.6	20.2		Institutional customers	25.1	26.6	27.0	27.7	29.8	30.1	30.6
1.5	1.6		Retail customers	1.6	1.6	1.4	1.4	1.4	1.3	1.4
0.9	0.9		General account	1.0	1.3	1.3	1.3	1.4	1.5	1.4

26.0	22.7			27.7	29.5	29.7	30.4	32.6	32.9	33.4
			Total:
237.8	190.8		Institutional customers	248.9	258.9	261.2	271.8	286.1	289.2	303.1
110.6	91.7		Retail customers	118.7	119.8	119.4	119.3	125.1	131.7	133.9
257.4	232.4		General account	298.2	305.2	324.2	326.7	321.3	331.4	340.7

605.8	514.9			665.8	683.9	704.8	717.8	732.5	752.3	777.7

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

RECLASSIFIED SUPPLEMENTARY U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT AND ADMINISTRATION INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2011				2012
2010	2009		1Q	2Q	3Q	4Q	1Q	2Q	3Q

		Institutional Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
154.5	130.2	Beginning assets under management	200.1	211.9	221.6	224.0	234.2	247.5	251.4
53.2	34.8	Additions	13.0	11.1	11.0	14.3	14.1	11.2	12.7
(24.5)	(21.6)	Withdrawals	(6.9)	(6.2)	(8.7)	(10.7)	(8.7)	(11.2)	(9.3)
17.0	12.5	Change in market value	5.4	4.7	0.4	6.3	7.7	3.7	8.9
(0.8)	(1.5)	Net money market flows	(0.1)	—	(0.2)	0.3	0.1	0.1	0.1
0.7	0.1	Other (1)	0.4	0.1	(0.1)	—	0.1	0.1	—

200.1	154.5	Ending assets under management	211.9	221.6	224.0	234.2	247.5	251.4	263.8
37.7	36.3	Affiliated institutional assets under management	37.0	37.3	37.2	37.6	38.6	37.8	39.3

237.8	190.8	Total assets managed for institutional customers at end of period	248.9	258.9	261.2	271.8	286.1	289.2	303.1

28.7	13.2	Net institutional additions, excluding money market activity	6.1	4.9	2.3	3.6	5.4	—	3.4

		Retail Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
61.4	41.0	Beginning assets under management	75.1	80.7	82.1	72.2	69.6	81.1	81.1
27.2	21.7	Additions	8.1	6.1	7.5	8.2	9.4	9.5	8.0
(19.4)	(14.8)	Withdrawals	(5.3)	(6.1)	(6.8)	(6.0)	(6.1)	(5.9)	(5.5)
8.2	13.5	Change in market value	3.0	1.2	(9.1)	5.2	8.2	(3.6)	4.3
(2.8)	(0.2)	Net money market flows	(0.1)	—	—	(1.0)	—	—	(0.1)
0.5	0.2	Other (2)	(0.1)	0.2	(1.5)	(9.0)	—	—	—

75.1	61.4	Ending assets under management	80.7	82.1	72.2	69.6	81.1	81.1	87.8
35.5	30.3	Affiliated retail assets under management	38.0	37.7	47.2	49.7	44.0	50.6	46.1

110.6	91.7	Total assets managed for retail customers at end of period	118.7	119.8	119.4	119.3	125.1	131.7	133.9

7.8	6.9	Net retail additions, excluding money market activity	2.8	—	0.7	2.2	3.3	3.6	2.5

(1)	“Other” activity represents transfers from the Retirement Segment, as a result of changes in the client contract form; and FX related to International assets under management.
(2)	“Other” activity represents the sale of our investment in the Afore XXI operating joint venture in fourth quarter 2011, the effect of foreign exchange rate changes, and a reclassification in first quarter 2011 of certain fund balances to affiliated retail assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance of our Financial Services Businesses that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses and discontinued operations; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Group disability amounts include dental products. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. Attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Financial Services Businesses divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

12. Earnings Per Share of Common Stock:

Net income (loss) for the Financial Services Businesses and the Closed Block Business is determined in accordance with GAAP and includes general and administrative expenses charged to each of the businesses based on the Company’s methodology for the allocation of such expenses. Cash flows between the Financial Services Businesses and the Closed Block Business related to administrative expenses are determined by a policy servicing fee arrangement that is based upon insurance and policies in force and statutory cash premiums. To the extent reported administrative expenses vary from these cash flow amounts, the differences are recorded, on an after-tax basis, as direct equity adjustments to the equity balances of each business. The direct equity adjustments modify earnings available to holders of Common Stock and Class B Stock for earnings per share purposes. Earnings per share of Common Stock based on adjusted operating income (loss) of the Financial Services Businesses reflects these adjustments as well.

13. Full Service:

The Full Service line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available. For participants leaving these plans, a range of rollover products are provided through a broker-dealer bank.

14. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

15. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

16. Gibraltar Life Consultants:

Insurance representatives for Gibraltar Life, previously identified as Life Advisors.

17. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

18. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

19. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

20. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

KEY DEFINITIONS AND FORMULAS

21. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

22. International Life Planners:

Insurance agents in our insurance operations outside the United States, excluding Gibraltar Life Advisors.

23. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

24. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average attributed equity for the Financial Services Businesses excluding accumulated other comprehensive income.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). Return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. as determined in accordance with GAAP (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 1.22% for the twelve months ended December 31, 2012, 11.1% for the twelve months ended December 31, 2011, (2.3)% for the three months ended December 31, 2012, (6.7)% for the three months ended September 30, 2012, 25.4% for the three months ended June 30, 2012, (11.6)% for the three months ended March 31, 2012, and 6.2% for the three months ended December 31, 2011.

25. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

26. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

27. Prudential Agents:

Insurance agents in our insurance operations in the United States.

28. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

29. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

30. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Fourth Quarter 2012

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of February 6, 2013

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A2	A+
PRUCO Life Insurance Company	A+	AA-	A2	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A2	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	NR	NR

CREDIT RATINGS:
as of February 6, 2013

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt (1)	a-	A	Baa2	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa3	BBB-

The Prudential Insurance Company of America:
Capital and surplus notes	a	A	Baa1	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-2	F1
Long-Term Senior Debt	a+	AA-	A3	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A2	A+

*	NR indicates not rated.
(1)	Includes the retail medium-term notes program.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.